             UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: September 9, 2015

DISCOUNT COUPONS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	333-183521	27-236124
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760

_____________________________________________

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(727) 480.9959

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REGISTRANT’S TELEPHONE NUMBER

Not Applicable

_____________________________________________________

(FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

All correspondence to:

Frederick M. Lehrer, Esquire

Attorney and Counselor at Law

285 Uptown Road, 402

Altamonte Springs, Florida 32701

Office: (321) 972-8060

Email: flehrer@securitiesattorney1.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Discount Coupons Corporation, a Florida corporation, is referred to herein as “we”, “our” or “us”.

Vacation Travel Corporation, a Florida corporation, is referred to herein as “Vacation Travel”.

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement

On September 8, 2015, we closed upon a Share Exchange Agreement (the “Agreement”) with Vacation Travel Corp. (“Vacation Travel”) and exchanged 55,565,742 of our newly issued common stock shares for 13,173,450 common stock shares (4.29399 of our shares for each one share of Vacation Travel) held by Vacation Travel’s shareholders representing 98.2% of Vacation Travel’s outstanding shares (the “Share Exchange”).  Vacation Travel’s shareholders and our shareholders now each own 50% of our outstanding common stock shares; and

The Agreement terms include the following:

a)

We will effect all necessary regulatory actions and filings with the SEC and FINRA;

b)

Within 90 days of the Share Exchange Closing, we will file the following delinquent SEC periodic reports: (a) Form 10-K for the fiscal year ended December 31, 2014; (b) Form 10-Q for the quarterly period ending March 31, 2015; and (c) Form 10-Q for the quarterly period ending June 30, 2015;

c)

The Parties agreed that we have provided evidence satisfactory to Vacation Travel that: (i) our Accounts Payable outstanding has been converted to equity in an amount mutually agreeable by both parties; and (ii) the promissory notes, bridge notes and all other obligations to any note holder have been converted into equity in an amount mutually agreeable by both parties;

d)

The Parties agree to waive the condition that 100% of the Taxes Payable is required to be paid;

e)

The Parties agree that we will hire Island Stock Transfer as our registered transfer agent;

f)

The Parties acknowledge that our Chairman of the Board is also the Chief Executive Officer of Island Stock Transfer and as a result there is a potential and/or actual conflict of interest between the interests of our Chairman of the Board and the interests of Island Stock Transfer’s Chief Executive Officer (the “Conflict”); and

g)

We will review the Conflict annually at a Board of Directors meeting to ensure that the Conflict does not inflict any material harm to the interests of our Shareholders, our operations and our financial condition.

Item 9.01 – Financial Statements and Exhibits

We will be issuing a press release regarding the Share Exchange Closing, which is attached hereto as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2015

/s/ Keith Holloway
By: Keith Holloway, Chief Executive Officer

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	Share Exchange Agreement

99.1	Press Release

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